SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	Commission File Number:
February 10, 2004	01-12888

SPORT-HALEY, INC.

(Exact name of Registrant as specified in its charter)

Colorado	84-1111669
(State of incorporation)	(I.R.S. Employer Identification Number)

4600 E. 48th Avenue Denver, Colorado 80216 303/320-8800
(Address of principal executive offices and telephone number)

ITEM 5.  Other Events and Regulation FD Disclosure.

On February 10, 2004, Sport-Haley, Inc. (the "Company") issued a news release announcing the departure of its President and the appointment of a new Vice President, Sales and two regional sales managers.  A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

ITEM 7.  Exhibits

(c) Exhibits.

Exhibit No.	Description

99.1	News Release dated February 10, 2004.
99.2	News Release dated February 11, 2004.

ITEM 12.  Results of Operations and Financial Condition.

On February 11, 2004, the Company issued a news release announcing financial results for the quarter and six months ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.2 and the information contained therein is incorporated herein by reference. The information is being furnished under Item 12 (including the referenced exhibit attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT-HALEY, INC.

Date: February 11, 2004	By:	/s/ Patrick W. Hurley
Patrick W. Hurley, Chief Financial Officer